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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date
           of Report (Date of earliest event reported): July 29, 2004
                                                        -------------

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Missouri                         0-24571              43-1816913
      --------                        ---------             ----------
(State or other Jurisdiction of      (Commission           (IRS Employer
incorporation or organization)       File Number)          Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)










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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1      Press Release Dated July 29, 2004


ITEM 9.   REGULATION FD DISCLOSURE
          ------------------------

      On July 29, 2004, Pulaski Financial Corp. announced it had received approval from the Office of Thrift Supervision to build its seventh full-service bank location in the St. Louis area.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 29, 2004                      By: /s/ Ramsey K. Hamadi
                                              ----------------------------------
                                              Ramsey K. Hamadi
                                              Chief Financial Officer